SCHEDULE A

                                    STATE STREET BANK AND TRUST COMPANY
                                          GLOBAL CUSTODY NETWORK

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Country                    Subcustodian                                Depositories

Argentina                  Citibank, N.A.                              Caja de Valores S.A.


Australia                  Westpac Banking Corporation                 Austraclear Limited

                                                                       Reserve Bank Information and
                                                                       Transfer System


Austria                    Erste Bank der_esterreichischen             _esterreichische Kontrollbank AG
                           Sparkassen AG                               (Wertpapiersammelbank Division)


Bahrain                    HSBC Bank Middle East                       None
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Bangladesh                 Standard Chartered Bank                     None


Belgium                    Fortis Bank NV/as.                          Caisse Interprofessionnelle de Depots et
                                                                       de Virements de Titres S.A.

                                                                       Banque Nationale de Belgique


Bermuda                    The Bank of Bermuda Limited                 None


Bolivia                    Citibank, N.A.                              None


Botswana                   Barclays Bank of Botswana Limited           None


Brazil                     Citibank, N.A.                              Companhia Brasileira de Liquidacao e
                                                                       Custodia


Bulgaria                   ING Bank N.V.                               Central Depository AD

                                                                       Bulgarian National Bank


Canada                     State Street Trust Company Canada           Canadian Depository
                                                                       for Securities Limited


Chile                      Citibank, N.A.                              Deposito Central de Valores S.A.


People's Republic          The Hongkong and Shanghai                   Shanghai Securities Central Clearing &
of China                   Banking Corporation Limited,                Registration Corporation
                           Shanghai and Shenzhen branches
                                                                       Shenzhen Securities Clearing
                                                                       Co., Ltd.


Colombia                   Cititrust Colombia S.A.                     Deposito Centralizado de Valores
                           Sociedad Fiduciaria


Costa Rica                 Banco BCT S.A.                              Central de Valores S.A.


Croatia                    Privredna Banka Zagreb d.d.                 Ministry of Finance

                                                                       National Bank of Croatia

                                                                       Sredisnja Depozitarna Agencija


Cyprus                     The Cyprus Popular Bank Ltd.                None


Czech Republic             Eeskoslovenska Obchodni                     Stridisko cennych
                           Banka, A.S.                                 papiru(degree)

                                                                       Czech National Bank


Denmark                    Den Danske Bank                             Vaerdipapircentralen (Danish
                                                                       Securities Center)


Ecuador                    Citibank, N.A.                              None


Egypt                      Egyptian British Bank                       Misr Company for Clearing, Settlement,
                           (as delegate of The Hongkong                and Depository
                           and Shanghai Banking Corporation
                           Limited)


Estonia                    Hansabank                                   Eesti Vrtpaberite
                                                                       Keskdepositoorium

Finland                    Merita Bank Plc.                            Finnish Central Securities
                                                                       Depository


France                     Paribas, S.A.                               Societe Interprofessionnelle
                                                                       pour la Compensation des
                                                                       Valeurs Mobilieres


Germany                    Dresdner Bank AG                            Deutsche B rse Clearing AG


Ghana                      Barclays Bank of Ghana Limited              None


Greece                     National Bank of Greece S.A.                Bank of Greece, System for
                                                                       Monitoring Transactions in
                                                                       Securities in Book-Entry Form

                                                                       Central Securities Depository
                                                                       (Apothetirion Titlon AE)


Hong Kong                  Standard Chartered Bank                     Central Clearing and
                                                                       Settlement System

                                                                       Central Moneymarkets Unit


Hungary                    Citibank Rt.                                Kozponti Elszamolohaz es Ertektar
                                                                       (Budapest) Rt. (KELER)
                                                                       [Mandatory for Gov't Bonds and
                                                                       dematerialized equities only; SSB does not use
                                                                       for other securities]


Iceland                    Icebank Ltd.                                None


India                      Deutsche Bank AG                            The National Securities Depository Limited

                                                                       Reserve Bank of India


                           The Hongkong and Shanghai                   The National Securities Depository Limited
                           Banking Corporation Limited
                                                                       Reserve Bank of India


Indonesia                  Standard Chartered Bank                     Bank Indonesia

                                                                       PT Kustodian Sentral Efek Indonesia


Ireland                    Bank of Ireland                             Central Bank of Ireland
                                                                       Securities Settlement Office


Israel                     Bank Hapoalim B.M.                          Tel Aviv Stock Exchange
                                                                       Clearing House Ltd. (TASE Clearinghouse)

                                                                       Bank of Israel
                                                                       (As part of the TASE Clearinghouse system)


Italy                      Paribas, S.A.                               Monte Titoli S.p.A.

                                                                       Banca d'Italia


Ivory Coast                Societe Generale de Banques                 Depositaire Central -- Banque de Reglement
                           en Cote d'Ivoire


Jamaica                    Scotiabank Jamaica Trust and                Jamaica Central Securities Depository
                           Merchant Bank Limited


Japan                      The Fuji Bank, Limited                      Japan Securities Depository
                                                                       Center (JASDEC)

                                                                       Bank of Japan Net System

                           Sumitomo Bank, Ltd.                         Japan Securities Depository
                                                                       Center (JASDEC)

                                                                       Bank of Japan Net System


Jordan                     HSBC Bank Middle East                       None
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Kenya                      Barclays Bank of Kenya Limited              Central Bank of Kenya


Republic of Korea          The Hongkong and Shanghai Banking           Korea Securities Depository Corporation
                           Corporation Limited


Latvia                     A/s Hansabank                               Latvian Central Depository


Lebanon                    HSBC Bank Middle East                       Custodian and Clearing Center of Financial
                           (as delegate of The Hongkong and            Instruments   for  Lebanon  and  the  Middle
East                       Shanghai Banking Corporation Limited)       (MIDCLEAR) S.A.L.

                                                                       The Central Bank of Lebanon


Lithuania                  Vilniaus Bankas AB                          Central Securities Depository of Lithuania


Malaysia                   Standard Chartered Bank                     Malaysian Central Depository Sdn.
                           Malaysia Berhad                             Bhd.

                                                                       Bank Negara Malaysia,
                                                                       Scripless     Securities     Trading     and
Safekeeping
                                                                       Systems


Mauritius                  The Hongkong and Shanghai                   Central Depository & Settlement
                           Banking Corporation Limited                 Co. Ltd.


Mexico                     Citibank Mexico, S.A.                       S.D. INDEVAL
                                                                       (Instituto para el Deposito de
                                                                       Valores)


Morocco                    Banque Commerciale du Maroc                 Maroclear


Namibia                    (via) Standard Bank of South Africa         --


The Netherlands            MeesPierson N.V.                            Nederlands Centraal Instituut voor
                                                                       Giraal Effectenverkeer B.V. (NECIGEF)


New Zealand                ANZ Banking Group                           New Zealand Central Securities
                           (New Zealand) Limited                       Depository Limited



Norway                     Christiania Bank og                         Verdipapirsentralen (the Norwegian Central
                           Kreditkasse ASA                             Registry of Securities)


Oman                       HSBC Bank Middle East                       Muscat Securities Market Depository &
                           (as delegate of The Hongkong and            Securities Registration Company
                           Shanghai Banking Corporation Limited)


Pakistan                   Deutsche Bank AG                            Central Depository Company of Pakistan
                                                                       Limited

                                                                       State Bank of Pakistan


Palestine                  HSBC Bank Middle East                       The Palestine Stock Exchange
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Peru                       Citibank, N.A.                              Caja de Valores y Liquidaciones
                                                                       CAVALI ICLV S.A.


Philippines                Standard Chartered Bank                     Philippines Central Depository Inc.

                                                                       Registry of Scripless Securities (ROSS) of
                                                                       the Bureau of Treasury


Poland                     Citibank (Poland) S.A.                      National Depository of Securities
                                                                       (Krajowy Depozyt Papierow Wartosciowych
                                                                       SA)

                                                                       Central Treasury Bills Registrar


Portugal                   Banco Comercial Portugues                   Central de Valores Mobiliarios


Qatar                      HSBC Bank Middle East                       Doha Securities Market


Romania                    ING Bank N.V.                               National  Securities  Clearing,   Settlement
                                                                       and
                                                                       Depository Company

                                                                       Bucharest Stock Exchange Registry Division

                                                                       National Bank of Romania

Russia                     Credit Suisse First Boston AO, Moscow       None
                           (as delegate of Credit Suisse First Boston,
                           Zurich)


Singapore                  The Development Bank                        Central Depository (Pte)
                           of Singapore Limited                        Limited

                                                                       Monetary Authority of Singapore


Slovak Republic            Ceskoslovenska Obchodn                      Stredisko cennych papierov SR
                           Banka, A.S.                                 Bratislava, a.s.

                                                                       National Bank of Slovakia


Slovenia                   Bank Austria Creditanstalt d.d.             Klirinsko Depotna Druzba d.d.
                           Ljubljana

South Africa               Standard Bank of South Africa Limited       The Central Depository Limited

                                                                       Strate Ltd.


Spain                      Banco Santander Central Hispano, S.A.       Servicio de Compensacion y
                                                                       Liquidacion de Valores, S.A.

                                                                       Banco de Espana,
                                                                       Central de Anotaciones en Cuenta


Sri Lanka                  The Hongkong and Shanghai                   Central Depository System
                           Banking Corporation Limited                 (Pvt) Limited


Swaziland                  Standard Bank Swaziland Limited             None


Sweden                     Skandinaviska Enskilda Banken               Vardepapperscentralen VPC AB
                                                                       (the Swedish Central Securities Depository)


Switzerland                UBS AG                                      SIS - SegaIntersettle


Taiwan - R.O.C.            Central Trust of China                      Taiwan Securities Central
                                                                       Depository Co., Ltd.
Thailand                   Standard Chartered Bank                     Thailand Securities Depository
                                                                       Company Limited


Trinidad & Tobago          Republic Bank Limited                       None


Tunisia                    Banque Internationale Arabe de Tunisie      Socit Tunisienne
                                                                       Interprofessionelle pour la
                                                                       Compensation  et  de Dpts de
                                                                       Valeurs
                                                                       Mobilires


Turkey                     Citibank, N.A.;                             Takas ve Saklama Bankasi A.S.
                           Ottoman Bank                                (TAKASBANK)

                                                                       Central Bank of Turkey


Ukraine                    ING Bank Ukraine                            National Bank of Ukraine


United Kingdom             State Street Bank and Trust Company,        The Bank of England,
                           London Branch                               Central Gilts Office and
                                                                       Central Moneymarkets Office


Uruguay                    BankBoston N.A.                             None


Venezuela                  Citibank, N.A.                              Central Bank of Venezuela


Vietnam                    The Hongkong and Shanghai                   None
                           Banking Corporation Limited


Zambia                     Barclays Bank of Zambia Limited             LuSE Central Shares Depository Limited

                                                                       Bank of Zambia


Zimbabwe                   Barclays Bank of Zimbabwe Limited           None


Euroclear (The Euroclear System)/State Street London Limited

Cedel, S.A./State Street London Limited

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